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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 15, 2001


                      WORLD FINANCIAL NETWORK NATIONAL BANK
             (Exact Name of Registrant as Specified in its Charter)


                                  United States
                 (State or Other Jurisdiction of Incorporation)


              333-85463
              333-998                                     34-1610866
     (Commission File Number)               (I.R.S. Employer Identification No.)


    800 Techcenter Drive, Gahanna, Ohio                     43230
  (Address of Principal Executive Offices)                (Zip Code)


                                 (614) 729-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      None

Item 7. Financial Statements and Exhibits.

      (c)  Exhibits.



Exhibit
  No.        Document Description
-------      --------------------
20           Monthly Servicing Report




                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WORLD FINANCIAL NETWORK NATIONAL BANK
                                           (Registrant)




                                           By: Daniel T. Groomes

                                           Title: President

                                           Dated: June 15, 2001














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